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                                                                       Exhibit 1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into Hanover Direct, Inc.'s (successor to the Horn & Hardart Company) previously filed Registration Statement File No. 2-94286.



New York, New York                                         ARTHUR ANDERSEN LLP
June 23, 1995